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                                                   As filed pursuant to Rule 497
                                                Under the Securities Act of 1933
                                                      Registration No. 333-08859
                                                                        811-7727



                     FIRST SUNAMERICA LIFE INSURANCE COMPANY
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                        FS VARIABLE ANNUITY ACCOUNT FIVE
                               SUPPLEMENT TO THE:

         SEASONS SELECT II VARIABLE ANNUITY PROSPECTUS (F-3432-PRO 5/05)

                              DATED APRIL 29, 2005
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This supplement replaces the supplement dated May 2, 2005.

You may elect the Seasons Income Rewards feature if you purchased your contract on or after May 16, 2005.

The following replaces the second sentence of footnote 4 to the Fee Table on page 5, the second sentence under the subheading "What is the fee for Seasons Income Rewards?" on page 6 and the second sentence under the heading Optional Seasons Income Rewards Fee on page 35 of the prospectus:

        The fee is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.

The following replaces the second sentence of footnote 5 to the Fee Table on page 5, the third sentence under the subheading "What is the fee for Seasons Promise?" on page 30 and is added as the second sentence under the heading Optional Seasons Promise Fee on page 36 of the prospectus:

        The fee is deducted from your contract value allocated to the Variable Portfolios at the end of the first quarter following election and quarterly thereafter.





Date: May 16, 2005



                Please keep this Supplement with your Prospectus.

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